Exhibit 99.1
Subsidiary Companies’ Business Highlights
NACCO Materials Handling Group Business Highlights
Leading Global Lift Truck Manufacturer
•	Leading market share positions with large installed population base

•	Comprehensive global product line recently introduced or undergoing significant redesign

•	Globally integrated operations with significant economies of scale
Leading Brands and Market Shares
Hyster® and Yale® are among the most recognized brands in the lift truck industry
•	Leading market share positions in the Americas and worldwide

•	Both brands in business for more than 75 years
Strong heritage customer base in complementary market segments
•	Hyster® — large, heavy-duty applications

•	Yale® — lighter-duty and warehouse applications
2008 market share in Class I through V industrial lift trucks in the Americas of 23%
•	2008 global market share of 9%

•	Significant growth opportunities in Europe, Asia-Pacific and China
Comprehensive Product Line
•	Class 1: Electric counterbalanced rider lift trucks: 1 ton — 5.5 ton capacity

•	Class 2: Electric narrow aisle lift trucks: 1.5 ton — 6 ton capacity

•	Class 3: Electric hand lift trucks: 1.5 ton — 8 ton capacity

•	Class 4: Internal combustion engine counterbalanced lift trucks, cushion tire: 1 ton — 7 ton capacity

•	Class 5: Internal combustion engine counterbalanced lift trucks, pneumatic tire: 1 ton — 52 ton capacity
Global Scope of Operations
•	Map of NMHG global locations
Global Economies of Scale
•	Map of NMHG economies of scale strategy
Large Global Installed Population
•	Estimated 831,000 Hyster® and Yale® lift trucks in operation worldwide (as of December 31, 2008)

•	Large installed base provides barrier to entry and assures ongoing parts revenue

•	Approximately 68% of total parts for the Hyster® and Yale® installed base are captured by NMHG in the Americas market (as of December 31, 2008)

•	Comprehensive global proprietary and “all-makes” service parts program

•	Service parts result in recurring, higher-margin revenues
Experienced Management Team
•	Strong team of long-term NMHG managers and executives with global experience

•	Supported by professionals recruited from leading industrial companies, such as Case, Toyota, Allied Signal and Brunswick
Highly Professional Dealers
•	Strong, stable network of independent dealers in key U.S. markets

•	Global operations supplying both Hyster® and Yale® dealer networks

•	Independently owned and operated dealers with exclusive product and sales territories

•	Strong global distribution drives market share
Leading National Accounts Program
•	Industry-leading, direct-sales national accounts program

•	Over 300 national accounts in a wide range of industries (as of December 31, 2008)

•	Key accounts, including Costco, International Paper, Lowe’s stores and Con Agra Foods

•	Industry-leading capabilities in fleet management and financial services in key markets

•	Growing global account program
Diversified Customer Base
•	NMHG markets industrial lift trucks into over 600 different end-user applications in 900 industries (as of December 31, 2008)

•	Top 10 customers accounted for approximately 33% of 2008 Consolidated unit sales

Hamilton Beach Business Highlights
Leading Brands and Market Shares
•	One of the leading companies in small kitchen and garment care appliances in North America

•	Hamilton Beach participates in 39 small kitchen appliance categories, and holds a significant share in many of the key small appliance categories

•	One of the leading companies in the commercial small appliance category, with significant share positions in commercial blenders and spindle mixers

•	Broad complement of key brand names, including the Hamilton Beach® and Proctor Silex® brands, targeted at distinct consumer segments
Comprehensive Product Line

•	Air Purifiers	•	Ice Shavers

•	Automatic Drip Coffee Makers	•	Ice Tea Makers

•	Blenders	•	Irons

•	Can Openers	•	Juice Extractors

•	Carafes	•	Juicers

•	Coffee Mills	•	Kettles

•	Deep Fryers	•	Odor Eliminators

•	Drink Mixers	•	Percolators

•	Electric Knives	•	Rice Cookers

•	Espresso/Cappuccino Makers	•	Roaster Ovens

•	Fifth Burners	•	Sandwich Toasters

•	Food Choppers	•	Skillets

•	Food Processors	•	Slow Cookers

•	Food Steamers	•	Stand Mixers

•	Griddles	•	Toasters

•	Hand Blenders	•	Toaster Ovens

•	Hand Mixers	•	Travel Irons/Steamers

•	Hot Pots	•	Coffee Urns

•	Indoor Grills	•	Waffle Bakers

•	Ice Cream Makers
Strong Retailer Relationships
•	Approximately 1,400 active accounts

•	Has category management responsibilities at Wal-Mart (U.S. and Mexico), Target, Kmart, Sears and a number of other food, drug, and mass merchandise retailers throughout the U.S. and Mexico

•	Has received Vendor-of-the-Year awards at Wal-Mart, Target, Kmart, Sears and others throughout the years

•	Has received vendor “Innovation” and “Quality” awards from Wal-Mart
Low Cost Distribution and Procurement
•	Completed transition out of Hamilton Beach-owned manufacturing to third-party quality sourced products with enhanced low cost position in 2007

•	Industry-leading working capital management
Strong Supplier Relationships
•	Source finished products through more than 20 suppliers primarily located in China, typically with a lead supplier for each product category

•	Working with multiple suppliers allows Hamilton Beach to bring a wide variety of products to market quickly
Experienced Management Team
•	Senior management team averages more than 19 years of experience at Hamilton Beach and more than 25 years of relevant industry experience

•	Highly professional team with significant tenure at Hamilton Beach, as well as experience from industry-leading consumer companies
Increasing Number of Innovative Products
Hamilton Beach® BrewStation®Coffee maker
•	Breakthrough family of carafeless, one-hand dispensing coffee makers

•	A leading seller in the coffee maker product family in the United States (as of December 31, 2008)
Hamilton Beach® Wave~Action® Blenders
•	Wave-Action® system forces mixture down into the blades for smoother results
Hamilton Beach® Stay or Go™ Slow Cooker
•	Clip-tight, lid locks for spill-resistant travel

•	Large, full grip handles make carrying easier

Hamilton Beach® Revolution® Ice Shaver
•	Key product for the restaurant and bar business

•	For smoothies, milkshakes, daiquiris, margaritas and more
Hamilton Beach® Toastation® Toaster & Oven
•	Compact all-in-one appliance that functions as a toaster and a toaster oven
Hamilton Beach® OpenStation™ Can Opener
•	Opens cans, jars, lids and even hard-plastic packaging

Kitchen Collection Business Highlights
Successful, Proven Format
•	Proven Kitchen Collection format has helped Kitchen Collection become the leading retailer of kitchenware in outlet malls

•	Gadgets deliver high margins and take up little shelf space

•	In August 2006, Kitchen Collection acquired the assets, including the name, of Le Gourmet Chef, Inc., which expanded Kitchen Collection’s presence in outlet and traditional malls

•	As of December 31, 2008, Kitchen Collection had a total of 285 stores; 202 Kitchen Collection® stores and 83 Le Gourmet Chef® stores
Traditional Mall Format
•	New stores located in traditional malls focused on high-margin gadgets

•	28 permanent, traditional mall Kitchen Collection® stores continue to operate in test mode to optimize profitability (as of December 31, 2008)

•	17 permanent, traditional mall Le Gourmet Chef® stores are operating as of December 31, 2008

•	Potential market of over 500 traditional enclosed malls nationwide
Continuous Improvement
•	Kitchen Collection has developed specific approaches over time to improve the three main retail performance drivers
o Number of customer visits

o Percentage of visitors who purchase

o Average dollar amount of sales
•	Kitchen Collection continually tests and implements new approaches to further improve these key drivers
Disciplined Overhead Management
•	Small headquarters staff provides merchandising expertise, accounting, information systems and oversight

•	Small number of full-time employees at store level
Leading Brand Names
•	Top brands sold by Kitchen Collection and Le Gourmet Chef® include Kitchen Aid, WearEver, OXO, Cuisinart, Wilton, Calphalon, Emerilware and Rachel Ray

•	Kitchen Collection sells Hamilton Beach® and Proctor Silex® kitchen electrics, including close-out and excess inventory items from Hamilton Beach Brands, as well as Hamilton Beach®- and Proctor Silex®-branded non-electric gadgets, bakeware and cookware
Efficient Supply Chain
•	The Kitchen Collection distribution center, upgraded in 2006, allows higher throughput in same space

•	The new Le Gourmet Chef distribution center, which came online in mid-2008, allows for added efficiency

•	Many high-volume products ship directly to store locations from U.S.-based vendors

North American Coal Business Highlights
Coal Production Overview
Coal fuels about 49% of electrical generation in the United States
•	Natural Gas 21%

•	Nuclear 19%

•	Hydroelectric 6%

•	Fuel Oil 2%

•	Other 3%
The country’s abundant recoverable coal reserves of over 263 billion tons help to provide a lower-cost energy source and offer U.S. energy independence
•	Coal production in the U.S. in 2008 was approximately 1.2 billion tons

•	Coal is one of the lowest cost fuels for base-load electric power generation, considerably less expensive than natural gas or oil

•	Natural gas prices are likely to continue to rise as more expensive domestic resources are used to meet demand
Energy sector shows moderate growth coal will continue to be an important energy source as new technologies, including coal gasification, show promise in cost-effectively capturing CO2
NAC Focuses on Lignite Coal
NAC is the nation’s largest miner of lignite coal, and the 9th largest coal producer nationwide as of December 31, 2008, delivering 33.0 million tons of lignite coal in 2008
NAC has 2.3 billion tons of lignite coal reserves, including unconsolidated project mining operations, of which 1.2 billion tons are committed to current customers as of December 31, 2008
Chart comparing of lignite coal to other types of coal
Diverse Mining Locations
Map of NAC’s mine locations
Dependable Financial Performance
•	Steady operating income and cash flow before financing activities

•	High returns on equity
Minimal Exposure to Coal Prices
•	Contracts structured to minimize exposure to fluctuations in coal prices

•	Long-term agreements establish mining services NAC will perform and mechanisms for compensation
Stable Operating Income Streams
Three Unconsolidated Project Mining Operations (North Dakota and Texas)
•	Cost plus an agreed pre-tax profit or management fee per ton

•	Modest up front equity investment by NAC

•	Debt financing guaranteed by utility customer; non-recourse to NAC

•	No coal market price risk

•	Long-term contracts (2012-2045)
o	Contract expiring in 2012 may be extended for five additional periods of five years, or 2037, at NAC’s option

•	2008 deliveries of 26.3 million tons
Three Consolidated Mining Operations (Louisiana, Texas and Mississippi)
•	Louisiana and Mississippi Mines
o Fixed price with agreed cost and price escalators

o NAC assumes operating risks; greater initial capital investment and greater profit opportunity

o Financing by NAC and not the customer
•	Texas Mine
o Management fee contract with performance incentive

o Financing provided by customer; non-recourse to NAC

o No coal market price risk
•	Long-term contracts (2010-2032)

•	2008 deliveries of 6.7 million tons
Seven Limerock Dragline Mining Operations (Florida)
•	Cost plus an agreed pre-tax profit or fixed fee per cubic yard of limerock removed from quarry

•	2008 deliveries of 22.0 million cubic yards
Other Income Streams
•	Engagements to provide consulting services based on North American Coal’s mining expertise

•	Mineral royalty streams from North American Coal’s non-operated properties
Outstanding Mining Skills
•	Use of technology to increase efficiency

•	Award-winning environmental protection and safety record

Future Mining Project Potential
•	Potential for further lignite mining projects

•	Potential for additional limerock dragline or other natural resources mining projects
New Project Opportunities
•	Pursue various projects related to new coal-based energy technologies, including coal-to-liquids conversion, coal gasification and other clean coal technologies

•	Pursue managing coal mining projects worldwide